INCOME QUALITY COVERED CALL PORTFOLIO, SERIES 2018-2Q

(ADVISORS DISCIPLINED TRUST 1861)





                         A portfolio pursuing a covered
                          call option writing strategy
                           consisting of common stocks
                            of domestic companies and
                           U.S. Treasury obligations.
                            The stocks are subject to
                                  call options.







                                   PROSPECTUS

                                 APRIL 10, 2018










        [LOGO]                          As with any investment, the Securities
                                        and Exchange Commission has not approved
         AAM                            or disapproved of these securities or
                                        passed upon the adequacy or accuracy of
       ADVISORS                         this prospectus.  Any contrary
   ASSET MANAGEMENT                     representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide income and limited capital appreciation potential. There is no assurance the trust will achieve its objective.

                          PRINCIPAL INVESTMENT STRATEGY

  The trust seeks to achieve its objective by implementing a covered call strategy against a portfolio of common stocks (the "Stocks") and by investing in U.S. Treasury obligations (the "Treasury Obligations"). Each Stock is subject to a contractual right, in the form of Long Term Equity AnticiPation Securities ("LEAPS(R)") which give the holder of the LEAPS(R) the right to buy the corresponding Stock at a predetermined price from the trust on any business day prior to the expiration of the LEAPS(R). The writing of the LEAPS(R) generates premium income which is used to purchase the Treasury Obligations.

  We<F1>* selected the Stocks for the portfolio by beginning with domestic companies that have market capitalizations in excess of $12.5 billion as of the trust's inception. We based our final selections on each company's economic sector, financial strength, past earnings and revenue trends, projected earnings and revenue growth rates, current valuation and current dividend level, although a security does not have to pay a dividend to qualify for inclusion in the portfolio. This approach sought to generate a portfolio primarily consisting of quality income-oriented securities.

  Each LEAPS(R) is issued by The Options Clearing Corporation ("OCC") in the form of an American style option, which means that it will be exercisable at the strike price on any business day prior to its expiration date. The expiration date for each of the LEAPS(R) included in the trust is January 18, 2020. As of the close of business on the business day preceding the inception date of the trust, the strike price of the LEAPS(R) in the trust is equal to approximately 122.39% of the closing market price on that date of the Stocks deposited in the trust. Because the Stocks are subject to LEAPS(R), the trust gives up any appreciation in price of the Stocks above the strike price. See "Understanding Your Investment--The Covered Call Strategy" for more information about how this investment strategy operates.

                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

* SECURITY PRICES WILL FLUCTUATE. The value of your investment may fall over time.

* THE ISSUER OF A SECURITY MAY BE UNWILLING OR UNABLE TO MAKE DIVIDEND PAYMENTS IN THE FUTURE. This may reduce the level of dividends the trust receives which would reduce your income and cause the value of your units to fall.

* THE FINANCIAL CONDITION OF AN ISSUER MAY WORSEN OR ITS CREDIT RATINGS MAY DROP, RESULTING IN A REDUCTION IN THE VALUE OF YOUR UNITS. This may occur at any point in time, including during the primary offering period.

* THE VALUE OF THE LEAPS(R) REDUCES THE VALUE OF YOUR UNITS. As the value of the LEAPS(R) increases, it has a negative impact on the value of your units. The value of a LEAPS(R) does not increase or decrease at the same rate as the underlying Stock.

* AS THE WRITER (SELLER) OF LEAPS(R), THE TRUST FORGOES THE OPPORTUNITY TO PROFIT FROM INCREASES IN THE MARKET VALUE OF THE STOCKS ABOVE THE SUM OF THE PREMIUM AND THE STRIKE PRICE OF THE LEAPS(R), BUT RETAINS THE RISK OF LOSS SHOULD THE PRICE OF THE STOCKS DECLINE.


--------------------
<F1>*  "AAM," "we" and related terms mean Advisors Asset Management, Inc., the trust sponsor, unless the context clearly suggests otherwise.


2     Investment Summary

* THE LEAPS(R) MAY BE EXERCISED ON ANY BUSINESS DAY PRIOR TO EXPIRATION RESULTING IN THE STOCKS BEING SOLD TO THE OPTION HOLDERS OF THE LEAPS(R) PRIOR TO THE TERMINATION OF THE TRUST WHICH COULD TRIGGER ADVERSE TAX CONSEQUENCES.

* THE VALUE OF THE TREASURY OBLIGATIONS WILL GENERALLY FALL IF INTEREST RATES, IN GENERAL, RISE. No one can predict whether interest rates will rise or fall in the future.

* WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. Except in limited circumstances, the trust will generally hold, and continue to buy, the same Stocks and Treasury Obligations even if their market value declines and will generally hold, and continue to write, the same call options, even if the market value of the Stocks increases.






















                                                        Investment Summary     3

                                WHO SHOULD INVEST

  You should consider this investment if you:

  * want to own a defined portfolio of stocks subject to LEAPS(R) along with Treasury Obligations.

  *  want the potential to receive income and limited capital appreciation.

  *  are comfortable with a covered call option investment strategy.

  You should not consider this investment if you:

  * are uncomfortable with the risks of an unmanaged investment in common stocks subject to LEAPS(R) along with Treasury Obligations.

  * seek capital preservation or the potential for unlimited capital appreciation.

  *  are uncomfortable with a covered call option investment strategy.

          ------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ---------------------

          UNIT PRICE AT INCEPTION                             $10.0000

          INCEPTION DATE                                April 10, 2018
          TERMINATION DATE                            January 23, 2020
          LEAPS(R) EXPIRATION DATE                    January 18, 2020

          DISTRIBUTION DATES                  25th day of March, June,
                                                September and December
          RECORD DATES                        10th day of March, June,
                                                September and December

          INITIAL DISTRIBUTION DATE                 September 25, 2018
          INITIAL RECORD DATE                       September 10, 2018

          CUSIP NUMBERS
            Standard Accounts                                00778L624
            Fee Based Accounts                               00778L632

          TICKER SYMBOL                                         IQCVJX

          MINIMUM INVESTMENT                          $1,000/100 units

          TAX STRUCTURE                   Regulated Investment Company

          ------------------------------------------------------------

                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                   AS A %           AMOUNT
                                  OF $1,000        PER 100
SALES FEE                         INVESTED          UNITS
                                  ------------------------

Initial sales fee                   0.00%            $0.00
Deferred sales fee                  2.25             22.50
Creation & development fee          0.50              5.00
                                   -------         -------
Maximum sales fee                   2.75%           $27.50
                                   =======         =======

ORGANIZATION COSTS                  0.49%            $4.90
                                   =======         =======

                                   AS A %           AMOUNT
ANNUAL                             OF NET          PER 100
OPERATING EXPENSES                 ASSETS           UNITS
                                  ------------------------

Trustee fee & expenses              0.19%            $1.87
Supervisory, evaluation
  and administration fees           0.10              1.00
                                   -------         -------
Total                               0.29%            $2.87
                                   =======         =======

  The initial sales fee is the difference between the total sales fee (maximum of 2.75% of the unit offering price) and the sum of the remaining deferred sales fee and the total creation and development fee. The deferred sales fee is fixed at $0.225 per unit and will be paid on July 20, 2018. The creation and development fee is fixed at $0.05 per unit and is paid at the end of the initial offering period (anticipated to be approximately three months). When the public offering price per unit is less than or equal to $10, you will not pay an initial sales fee. When the public offering price per unit is greater than $10 per unit, you will pay an initial sales fee.

                                     EXAMPLE

  This example helps you compare the cost of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and that the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest in the trust:

          1 year                                         $355
          21 months (approximate life of trust)          $377

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment.


4     Investment Summary

INCOME QUALITY COVERED CALL PORTFOLIO, SERIES 2018-2Q
(ADVISORS DISCIPLINED TRUST 1861)
PORTFOLIO
AS OF THE TRUST INCEPTION DATE, APRIL 10, 2018


                                                                             PERCENTAGE OF            MARKET            COST OF
 NUMBER        TICKER                                                     AGGREGATE OFFERING         VALUE PER         SECURITIES
OF SHARES      SYMBOL             ISSUER(1)                                      PRICE                SHARE(2)         TO TRUST(2)
----------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS -- 100.29%

                         CONSUMER DISCRETIONARY - 13.41%

    100       HD           The Home Depot, Inc.                                   3.82%              $172.51              $17,251
    100       NFLX         Netflix, Inc. (5)                                      6.42                289.93               28,993
    200       TGT          Target Corporation                                     3.17                 71.48               14,296

                         CONSUMER STAPLES - 11.54%

    100       STZ          Constellation Brands, Inc.                             5.01                226.21               22,621
    300       MNST         Monster Beverage Corporation (5)                       3.74                 56.23               16,869
    200       WBA          Walgreens Boots Alliance, Inc.                         2.79                 62.85               12,570

                         ENERGY - 9.77%

    500       DVN          Devon Energy Corporation                               3.49                 31.47               15,735
    300       HAL          Halliburton Company                                    3.10                 46.56               13,968
    200       MPC          Marathon Petroleum Corporation                         3.18                 71.67               14,334

                         FINANCIALS - 10.65%

    200       COF          Capital One Financial Corporation                      4.23                 95.50               19,100
    300       SCHW         The Charles Schwab Corporation                         3.34                 50.21               15,063
    200       C            Citigroup, Inc.                                        3.08                 69.44               13,888

                         HEALTH CARE - 11.40%

    200       ABBV         AbbVie, Inc.                                           4.01                 90.48               18,096
    100       ALXN         Alexion Pharmaceuticals, Inc. (5)                      2.45                110.63               11,063
    100       UNH          UnitedHealth Group, Inc.                               4.94                222.73               22,273

                         INDUSTRIALS - 11.29%

    100       GD           General Dynamics Corporation                           4.76                214.96               21,496
    300       LUV          Southwest Airlines Company                             3.65                 54.85               16,455
    100       UNP          Union Pacific Corporation                              2.88                130.02               13,002

                         INFORMATION TECHNOLOGY - 22.97%

    100       AAPL         Apple, Inc.                                            3.77                170.05               17,005
    100       EA           Electronic Arts, Inc. (5)                              2.63                118.86               11,886
    100       FB           Facebook, Inc. (5)                                     3.50                157.93               15,793
    100       LRCX         Lam Research Corporation                               4.28                193.12               19,312
    200       MSFT         Microsoft Corporation                                  4.02                 90.77               18,154
    100       NVDA         NVIDIA Corporation                                     4.77                215.41               21,541



Continued



                                                        Investment Summary     5

INCOME QUALITY COVERED CALL PORTFOLIO, SERIES 2018-2Q
(ADVISORS DISCIPLINED TRUST 1861)
PORTFOLIO (CONTINUED)
AS OF THE TRUST INCEPTION DATE, APRIL 10, 2018


                                                                             PERCENTAGE OF            MARKET            COST OF
 NUMBER        TICKER                                                     AGGREGATE OFFERING         VALUE PER         SECURITIES
OF SHARES      SYMBOL             ISSUER(1)                                      PRICE                SHARE(2)         TO TRUST(2)
----------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)

                         MATERIALS - 6.14%

    300       IP           International Paper Company                            3.46%               $51.99              $15,597
    200       NUE          Nucor Corporation                                      2.68                 60.54               12,108

                         TELECOMMUNICATION SERVICES - 3.12%

    300       VZ           Verizon Communications, Inc.                           3.12                 46.92               14,076

                                                                               ---------                              ------------
TOTAL COMMON STOCKS                                                             100.29%                                  $452,545
                                                                               ---------                              ------------



                                                                             PERCENTAGE OF                              COST OF
  NAME OF ISSUER AND TITLE OF                                             AGGREGATE OFFERING           PAR             SECURITIES
  TREASURY OBLIGATION(1)                                                         PRICE                VALUE            TO TRUST(2)
----------------------------------------------------------------------------------------------------------------------------------


TREASURY OBLIGATIONS -- 8.33%

  United States Treasury Notes, 0.75%, Due 8/31/2018                              1.55%               $7,000               $6,970
  United States Treasury Notes, 1.00%, Due 11/30/2018                             1.54                 7,000                6,958
  United States Treasury Notes, 1.50%, Due 2/28/2019                              1.32                 6,000                5,970
  United States Treasury Notes, 1.125%, Due 5/31/2019                             1.31                 6,000                5,931
  United States Treasury Notes, 1.00%, Due 8/31/2019                              1.31                 6,000                5,900
  United States Treasury Notes, 1.00%, Due 11/30/2019                             1.30                 6,000                5,879

                                                                               ---------                              ------------
TOTAL TREASURY OBLIGATIONS                                                        8.33%                                   $37,608
                                                                               ---------                              ------------



Continued


6     Investment Summary

INCOME QUALITY COVERED CALL PORTFOLIO, SERIES 2018-2Q
(ADVISORS DISCIPLINED TRUST 1861)
PORTFOLIO (CONTINUED)
AS OF THE TRUST INCEPTION DATE, APRIL 10, 2018


                                                                             PERCENTAGE OF       NUMBER       MARKET      MARKET
  DESCRIPTION OF                                                          AGGREGATE OFFERING       OF        VALUE PER   VALUE TO
  CALL OPTIONS(1)                                                                PRICE        CONTRACTS(3)  CONTRACT(2)  TRUST(2)
----------------------------------------------------------------------------------------------------------------------------------


LONG TERM EQUITY ANTICIPATION SECURITIES ("LEAPS(R)") -- (8.62)% (3)

  The Home Depot, Inc. (purchase right at $210.00 per share) (5)                 (0.21)%           1           $9.35        $(935)
  Netflix, Inc. (purchase right at $350.00 per share) (5)                        (1.15)            1           52.00       (5,200)
  Target Corporation (purchase right at $87.50 per share) (5)                    (0.20)            2            4.60         (920)
  Constellation Brands, Inc. (purchase right at $270.00 per share) (5)           (0.37)            1           16.50       (1,650)
  Monster Beverage Corporation (purchase right at $70.00 per share) (5)          (0.30)            3            4.50       (1,350)
  Walgreens Boots Alliance, Inc. (purchase right at $77.50 per share) (5)        (0.15)            2            3.40         (680)
  Devon Energy Corporation (purchase right at $40.00 per share) (5)              (0.40)            5            3.60       (1,800)
  Halliburton Company (purchase right at $57.50 per share) (5)                   (0.25)            3            3.75       (1,125)
  Marathon Petroleum Corporation (purchase right at $90.00 per share) (5)        (0.20)            2            4.50         (900)
  Capital One Financial Corporation (purchase right
       at $115.00 per share) (5)                                                 (0.32)            2            7.10       (1,420)
  The Charles Schwab Corporation (purchase right at $65.00 per share) (5)        (0.23)            3            3.40       (1,020)
  Citigroup, Inc. (purchase right at $82.50 per share) (5)                       (0.21)            2            4.70         (940)
  AbbVie, Inc. (purchase right at $110.00 per share) (5)                         (0.32)            2            7.20       (1,440)
  Alexion Pharmaceuticals, Inc. (purchase right at $135.00 per share) (5)        (0.33)            1           15.00       (1,500)
  UnitedHealth Group, Inc. (purchase right at $270.00 per share) (5)             (0.29)            1           13.20       (1,320)
  General Dynamics Corporation (purchase right at $260.00 per share) (5)         (0.24)            1           10.60       (1,060)
  Southwest Airlines Company (purchase right at $67.50 per share) (5)            (0.28)            3            4.20       (1,260)
  Union Pacific Corporation (purchase right at $160.00 per share) (5)            (0.17)            1            7.75         (775)
  Apple, Inc. (purchase right at $205.00 per share) (5)                          (0.26)            1           11.50       (1,150)
  Electronic Arts, Inc. (purchase right at $145.00 per share) (5)                (0.26)            1           11.50       (1,150)
  Facebook, Inc. (purchase right at $190.00 per share) (5)                       (0.38)            1           17.10       (1,710)
  Lam Research Corporation (purchase right at $240.00 per share) (5)             (0.54)            1           24.50       (2,450)
  Microsoft Corporation (purchase right at $110.00 per share) (5)                (0.29)            2            6.57       (1,314)
  NVIDIA Corporation (purchase right at $260.00 per share) (5)                   (0.79)            1           35.50       (3,550)
  International Paper Company (purchase right at $62.50 per share) (5)           (0.21)            3            3.15         (945)
  Nucor Corporation (purchase right at $75.00 per share) (5)                     (0.19)            2            4.25         (850)
  Verizon Communications, Inc. (purchase right at $57.50 per share) (5)          (0.08)            3            1.25         (375)

                                                                               ---------                              ------------
TOTAL LEAPS(R)                                                                   (8.62)%                                 $(38,789)
                                                                               ---------                              ------------


                                                                               ---------                              ------------
TOTAL                                                                           100.00%                                  $451,364
                                                                               =========                              ============




                            See "Notes to Portfolio"


                                                        Investment Summary     7

Notes to Portfolio

(1)  Securities are represented by contracts to purchase securities.

(2) The value of common stocks is based on the most recent closing sale price of each security as of the close of regular trading on the New York Stock Exchange on the business day prior to the trust's inception date. The value of U.S. Treasury obligations is based on the current offering side evaluation as of the close of the New York Stock Exchange on the business day prior to the trust's inception date. The value of LEAPS(R) is based on the most recent closing sale price (or current ask price if there is no closing sale price) as of the close of the New York Stock Exchange on the business day prior to the trust's inception date. The aggregate offering or ask price is greater than the aggregate bid price of securities, which is the basis on which redemption prices will be determined for purposes of redemption of units after the initial offering period.

     Accounting Standards Codification 820, "Fair Value Measurements" establishes a framework for measuring fair value and expands disclosure about fair value measurements in financial statements for the trust. The framework under the standard is comprised of a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

          Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the trust has the ability to access as of the measurement date.

          Level 2: Significant observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, and other inputs that are observable or can be corroborated by observable market data.

          Level 3: Significant unobservable inputs that reflect a trust's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

     The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing those securities.

     Changes in valuation techniques may result in transfers in or out of an investment's assigned level as described above.

     The following table summarizes the trust's investments as of the trust's inception, based on inputs used to value them:

                                        LEVEL 1        LEVEL 2        LEVEL 3
     --------------------------------------------------------------------------
       Common Stocks                  $  452,545     $        -     $        -
       Treasury Obligations                    -         37,608              -
       LEAPS(R)                                -        (38,789)             -
     --------------------------------------------------------------------------
       Total                          $  452,545     $   (1,181)    $        -
     ==========================================================================

     The cost of the securities to the sponsor and the sponsor's profit or
     (loss) (which is the difference between the cost of the securities to the sponsor and the cost of the securities to the trust) are $457,766 and $(6,402), respectively.

(3) The LEAPS(R) can be exercised on any business day prior to their expiration on January 18, 2020. Each contract entitles the holder thereof to purchase 100 shares of the Stock at the strike price.

(4) A Treasury Obligation marked with this note was issued at an original issue discount.

(5)  This is a non-income producing security.



8     Investment Summary

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                            THE COVERED CALL STRATEGY

  The strategy followed by the trust is a covered call option writing strategy. A writer (seller) of a covered call sells call options against a security currently held by the writer. The writer of a call option receives a cash premium for selling the call option but is obligated to sell the security at the strike price, if the option is exercised. The payor of the option premium, the option holder, has the right, but not the obligation, to purchase the security at the strike price on any business day prior to the LEAPS(R) expiration date. The option writer gives up any increase in the covered security above the strike price. This strategy may be appropriate for an investor who is willing to limit the upside potential on the security in return for receiving the option premium. Future series of the trust may have different maturity lengths due to the expiration dates of the LEAPS(R) included therein.

  On or before the trust's inception date, the sponsor entered into contracts to buy the Stocks. The sponsor then wrote LEAPS(R) on each of the Stocks and received an option premium. Using the option premium proceeds, the sponsor entered into contracts to buy the Treasury Obligations. On the trust's inception date, the sponsor deposited the Stocks subject to the LEAPS(R) and the Treasury Obligations with the trustee on behalf of the trust. At such time the sponsor also assigned the LEAPS(R) to the trust, giving the option holders the right to purchase Stocks from the trust.

  Each LEAPS(R) gives the option holder the right (but not the obligation) to purchase the Stocks from the trust at the strike price on any business day prior to the LEAPS(R) expiration. The strike price for a Stock held by the trust will be adjusted downward (but not below zero) upon certain extraordinary distributions made by the issuers of the Stocks to unitholders before the LEAPS(R) expiration triggered by certain corporate events affecting such Stock. See "Understanding Your Investment--Investment Risks--LEAPS(R)". In calculating the net asset value of a trust unit, the price of a unit is reduced by the value of the LEAPS(R).

  As of the close of business on the business day preceding the inception date, the capital appreciation on the Stocks held by the trust is limited to a maximum of approximately 22.39%, because of the obligation of the trust to the option holder with respect to each of the Stocks entitling the option holder to purchase the Stocks at the strike price. The LEAPS(R) limit the upside potential in the Stocks to an amount approximately equal to the strike price. However, as the option premium received in return for writing the LEAPS(R) was used to purchase Treasury Obligations, you will receive interest from the Treasury Obligations during the life of the trust and your pro rata portion of the principal from the Treasury Obligations after the Treasury Obligations' maturity.

  If the market price of a Stock held by the trust is greater than its strike price, the trust will not participate in any appreciation in that Stock above the strike price because it is expected that the holder of the related LEAPS(R) will exercise its right to purchase that Stock from the trust at the strike price. If the market price of a Stock held by the trust is less than its strike price at the trust's mandatory termination date, it is expected that the LEAPS(R) will expire without being exercised. To the extent particular Stocks held by the trust decline in price or fail to appreciate to a price equal to the related strike price, the trust will not achieve its maximum potential appreciation.


                                             Understanding Your Investment     9

  The Treasury Obligations included in the trust are non-callable debt obligations that are issued by and backed by the full faith and credit of the U.S. Government, although units of the trust are not so backed. Additionally, the U.S. Government assures the timely payment of principal and interest on the underlying Treasury Obligations in the trust. Of course, this applies only to the payment of principal and interest on the Treasury Obligations and not the units themselves.

  Below are sample illustrations of certain possible future market conditions:

  * Stock prices increase above the LEAPS(R) strike price: The LEAPS(R) are exercised and the underlying Stock shares are sold at the strike price. Net proceeds received by the trust from the sale of the Stock will be distributed to unitholders and will not be reinvested by the trust. Profits are limited to the premium received from writing the LEAPS(R), dividends received from the Stocks prior to their sale from the portfolio, interest received from the Treasury Obligations, plus the difference between each Stock's initial price and their strike price. Investors will forgo any dividends paid on the Stocks subsequent to their sale from the portfolio. It is important to note that writing covered calls limits the appreciation potential of the underlying Stocks.

  * Stock prices remain stable: The LEAPS(R) expire worthless and the trust still owns the Stock shares. Profits are limited to the premium received from writing the LEAPS(R), plus dividends from the Stocks, as well as interest received from the Treasury Obligations.

  * Stock prices decrease: The LEAPS(R) expire worthless and the trust still owns the Stock shares. The break-even on the Stocks is lowered by the premium received from writing the LEAPS(R). In addition, the trust will receive dividends from the Stocks, and interest from the Treasury Obligations.

                                HOW TO BUY UNITS

  You can buy units of the trust on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM. The public offering price of units includes:

  *  the net asset value per unit plus

  *  organization costs plus

  *  the sales fee plus

  *  accrued interest, if any.

  The "net asset value per unit" is the value of the securities, cash and other assets in the trust reduced by the liabilities of the trust divided by the total units outstanding. In calculating the net asset value per unit, the value of the Stocks are netted against the value of the LEAPS(R). We often refer to the public offering price of units as the "offer price" or "purchase price." The offer price will be effective for all orders received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). If we receive your order prior to the close of regular trading on the New York Stock Exchange or authorized financial professionals receive your order prior to that time and properly transmit the order to us by the time that we designate, then you will receive the price computed


10     Understanding Your Investment
on the date of receipt. If we receive your order after the close of regular trading on the New York Stock Exchange, if authorized financial professionals receive your order after that time or if orders are received by such persons and are not transmitted to us by the time that we designate, then you will receive the price computed on the date of the next determined offer price provided that your order is received in a timely manner on that date. It is the responsibility of the authorized financial professional to transmit the orders that they receive to us in a timely manner. Certain broker-dealers may charge a transaction or other fee for processing unit purchase orders.

  VALUE OF THE SECURITIES. We determine the value of the securities as of the close of regular trading on the New York Stock Exchange on each day that exchange is open. We generally determine the value of the Stocks and LEAPS(R) using the last sale price for securities traded on a national securities exchange or a U.S. options exchange. For this purpose, the trustee provides us closing prices from a reporting service approved by us. In some cases we will price the Stocks and LEAPS(R) based on the last asked or bid price in the over-the-counter market or by using other recognized pricing methods. We will do this if a security is not principally traded on a national securities exchange or a U.S. options exchange or if the market quotes are unavailable or inappropriate.

  We generally determine the value of the Treasury Obligations during the initial offering period based on the aggregate offering side evaluations of the Treasury Obligations determined (a) on the basis of current offering prices of the Treasury Obligations, (b) if offering prices are not available for any particular Treasury Obligation, on the basis of current offering prices for comparable securities, (c) by determining the value of the Treasury Obligations on the offer side of the market by appraisal, or (d) by any combination of the above. After the initial offering period ends, we generally determine the value of the Treasury Obligations as described in the preceding sentence based on the bid side evaluations rather than the offering side evaluations. The offering side price generally represents the price at which investors in the market are willing to sell a security and the bid side evaluation generally represents the price that investors in the market are willing to pay to buy a security. The bid side evaluation is lower than the offering side evaluation. As a result of this pricing method, unitholders should expect a decrease in the net asset value per unit on the day following the end of the initial offering period equal to the difference between the current offering side evaluation and bid side evaluation of the Treasury Obligations.

  Capelogic, Inc., an independent pricing service, determined the initial prices of the securities shown under "Portfolio" in this prospectus as described above at the close of regular trading on the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of regular trading on the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

  ORGANIZATION COSTS. During the initial offering period, part of the value of the securities represents an amount that will pay the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees, the initial fees and expenses of the trustee and the initial audit. Your trust will reimburse us for these costs at the end of the initial offering period or


                                            Understanding Your Investment     11
after six months, if earlier. The value of your units will decline when the trust pays these costs.

  ACCRUED INTEREST. Accrued interest represents unpaid interest on a bond from the last day it paid interest. Accrued interest on the trust units consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on Treasury Obligations in the trust from the last day on which interest was paid on the Treasury Obligations. Interest on the Treasury Obligations is generally paid semi-annually, although the trust accrues such interest daily. Because your trust always has an amount of interest earned but not yet collected, the public offering price of units will have added to it the proportionate share of accrued interest to the date of settlement. The second element of accrued interest arises because of the structure of the trust's interest account. The trustee has no cash available for distribution to unitholders until it receives interest payments on the bonds in the trust and may be required to advance its own funds to make trust interest distributions. As a result, interest account balances are established to limit the need for the trustee to advance funds in connection with such interest distributions. If you sell or redeem your units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your units.

  SALES FEE. The maximum sales fee is shown under "Fees and Expenses" for your trust and is 2.75% of the public offering price per unit at the time of purchase.

  You pay a fee in connection with purchasing units. We refer to this fee as the "transactional sales fee". The transactional sales fee has both an initial and a deferred component. The transactional sales fee equals 2.25% of the public offering price per unit based on a $10 public offering price per unit. The percentage amount of the transactional sales fee is based on the unit price on your trust's inception date. The transactional sales fee equals the difference between the total sales fee and the creation and development fee. As a result, the percentage and dollar amount of the transactional sales fee will vary as the public offering price per unit varies. The transactional sales fee does not include the creation and development fee which is described under "Fees and Expenses" for your trust.

  You pay the initial sales fee, if any, at the time you buy units. The initial sales fee is the difference between the total sales fee percentage (maximum of 2.75% of the public offering price per unit) and the sum of the remaining fixed dollar deferred sales fee and the total fixed dollar creation and development fee. The initial sales fee will be 0.00% of the public offering price per unit at a public offering price per unit of $10. If the public offering price per unit exceeds $10, you will be charged an initial sales fee equal to the difference between the total sales fee percentage (maximum of 2.75% of the public offering price per unit) and the sum of the remaining fixed dollar deferred sales fee and total fixed dollar creation and development fee. The deferred sales fee is fixed at $0.225 per unit. Your trust pays the deferred sales fee in equal monthly installments as described under "Fees and Expenses" for your trust. If you redeem or sell your units prior to collection of the total deferred sales fee, you will pay any remaining deferred sales fee upon redemption or sale of your units.

  Since the deferred sales fee and creation and development fee are fixed dollar amounts per unit, your trust must charge these amounts per unit regardless of any decrease in net asset value.


12     Understanding Your Investment

As a result, if the public offering price per unit falls to less than $10 (resulting in the maximum sales fee percentage being a dollar amount that is less than the combined fixed dollar amounts of the deferred sales fee and creation and development fee) your initial sales fee will be a credit equal to the amount by which these fixed dollar fees exceed the sales fee at the time you buy units. In such a situation, the value of securities per unit would exceed the public offering price per unit by the amount of the initial sales fee credit and the value of those securities will fluctuate, which could result in a benefit or detriment to unitholders that purchase units at that price. The initial sales fee credit is paid by the sponsor and is not paid by the trust.

  If you purchase units after the last deferred sales fee payment has been assessed, the secondary market sales fee is equal to 2.75% of the public offering price and does not include deferred payments (i.e. unitholders who buy in the secondary market after collection of the deferred sales fees are not charged deferred sales fees).

  MINIMUM PURCHASE. The minimum amount you can purchase of the trust appears on page 4 under "Essential Information", but such amounts may vary depending on your selling firm.

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Except as expressly provided herein, you may not combine discounts. Since the deferred sales fee and the creation and development fee are fixed dollar amounts per unit, your trust must charge these fees per unit regardless of any discounts. However, if you are eligible to receive a discount such that your total sales fee is less than the fixed dollar amount of the sum of the deferred sales fee and the creation and development fee, we will credit you the difference between your total sales fee and the fixed dollar fees at the time you buy units.

  Fee Accounts. Investors may purchase units through registered investment advisers, certified financial planners or registered broker-dealers who in each case either charge investor accounts ("Fee Accounts") periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with an investment account for which a comprehensive "wrap fee" charge ("Wrap Fee") is imposed. You should consult your financial advisor to determine whether you can benefit from these accounts. To purchase units in these Fee Accounts, your financial advisor must purchase units designated with one of the Fee Account CUSIP numbers, if available. Please contact your financial advisor for more information. If units of the trust are purchased for a Fee Account and the units are subject to a Wrap Fee in such Fee Account (i.e., the trust is "Wrap Fee Eligible") then investors may be eligible to purchase units of the trust in these Fee Accounts that are not subject to the transactional sales fee but will be subject to the creation and development fee that is retained by the sponsor. For example, this table illustrates the sales fee you will pay as a percentage of the initial $10 public offering price per unit (the percentage will vary with the unit price).

  Initial sales fee                0.00%
  Deferred sales fee               0.00%
                                  -------
    Transactional sales fee        0.00%
                                  =======
  Creation and development fee     0.50%
                                  -------
    Total sales fee                0.50%
                                  =======

  This discount applies only during the initial offering period. Certain Fee Account investors


                                            Understanding Your Investment     13
may be assessed transaction or other fees on the purchase and/or redemption of units by their broker-dealer or other processing organizations for providing certain transaction or account activities. We reserve the right to limit or deny purchases of units in Fee Accounts by investors or selling firms whose frequent trading activity is determined to be detrimental to the trust.

  Employees. We waive the transactional sales fee for purchases made by officers, directors and employees (and immediate family members) of the sponsor and its affiliates. These purchases are not subject to the transactional sales fee but will be subject to the creation and development fee. We also waive a portion of the sales fee for purchases made by officers, directors and employees (and immediate family members) of selling firms. These purchases are made at the public offering price per unit less the applicable regular dealer concession. Immediate family members for the purposes of this section include your spouse, children (including step-children) under the age of 21 living in the same household, and parents (including step-parents). These discounts apply to initial offering period and secondary market purchases. All employee discounts are subject to the policies of the related selling firm, including but not limited to, householding policies or limitations. Only officers, directors and employees (and their immediate family members) of selling firms that allow such persons to participate in this employee discount program are eligible for the discount.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed.

                             HOW TO SELL YOUR UNITS

  You can sell or redeem your units on any business day the New York Stock Exchange is open by contacting your financial professional. Unit prices are available daily on the Internet at WWW.AAMLIVE.COM or through your financial professional. The sale and redemption price of units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you sell or redeem units during the initial offering period. The sale and redemption price is sometimes referred to as the "liquidation price." You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction or other fee for processing unit redemption or sale requests.

  SELLING UNITS. We may maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current net asset value, provided that you will not pay any remaining creation and development fee or organization costs if you sell units during the initial offering period. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current repurchase prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current redemption price.

  REDEEMING UNITS. You may also redeem your units directly with the trustee, The Bank of New York Mellon, on any day the New York Stock


14     Understanding Your Investment

Exchange is open. The redemption price that you will receive for units is equal to the net asset value per unit, provided that you will not pay any remaining creation and development fee or organization costs if you redeem units during the initial offering period. You will pay any remaining deferred sales fee at the time you redeem units. You will receive the net asset value for a particular day if the trustee receives your completed redemption request prior to the close of regular trading on the New York Stock Exchange. Redemption requests received by authorized financial professionals prior to the close of regular trading on the New York Stock Exchange that are properly transmitted to the trustee by the time designated by the trustee, are priced based on the date of receipt. Redemption requests received by the trustee after the close of regular trading on the New York Stock Exchange, redemption requests received by authorized financial professionals after that time or redemption requests received by such persons that are not transmitted to the trustee until after the time designated by the trustee, are priced based on the date of the next determined redemption price provided they are received in a timely manner by the trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the trustee so they will be received in a timely manner. If your request is not received in a timely manner or is incomplete in any way, you will receive the next net asset value computed after the trustee receives your completed request.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take two business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the securities not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

                                  DISTRIBUTIONS

  DISTRIBUTIONS. Your trust generally pays distributions of its net investment income along with any excess capital on each distribution date to unitholders of record on the preceding record date. The record and distribution dates are shown under "Essential Information" in the "Investment Summary" section of this prospectus. In some cases, your trust might pay a special distribution if it holds an excessive amount of cash pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The trust will also generally make required distributions or distributions to avoid imposition of tax at the end of each year because it is structured as a "regulated investment company" for federal tax purposes. The amount of distributions will vary from time to time as companies change their dividends or trust expenses change.

  Interest and dividends received by your trust, including that part of the proceeds of any disposition of Treasury Obligations which represents accrued interest, is credited by the trustee to your trust's "income account". Other receipts are credited to the "capital account". After deduction of amounts sufficient to reimburse the trustee, without interest, for any amounts advanced and paid to the sponsor as the unitholder of record as of the first settlement date, interest, dividends and other income received will be distributed on each distribution date to unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the capital account


                                            Understanding Your Investment     15
will be distributed on each distribution date to unitholders of record as of the preceding record date provided that the amount available for distribution therein shall equal at least $0.01 per unit.

  Because investment income payments are not received by your trust at a constant rate throughout the year, income distributions may be more or less than the amount credited to the income account as of the record date. Investors who purchase units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

  REPORTS. The trustee or your financial professional will make available to you a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of security evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the securities in your portfolio. You should understand these risks before you invest. If the value of the securities falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK. Market risk is the risk that the value of the securities in your trust will fluctuate. This could cause the value of your units to fall below your original purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a security's issuer, perceptions of the issuer, or ratings on a security. Even though we supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a security solely because the market value falls as is possible in a managed fund.

  DIVIDEND PAYMENT RISK. Dividend payment risk is the risk that an issuer of a security in your trust is unwilling or unable to pay income on a security. Stocks represent ownership interests in the issuers and are not obligations of the issuers. Common stockholders have a right to receive dividends only after the company has provided for payment of its creditors, bondholders and preferred stockholders. Common stocks do not assure dividend payments. Dividends are paid only when declared by an issuer's board of directors and the amount of any dividend may vary over time.

  LEAPS(R). Although you may redeem your units at any time, if you redeem before the LEAPS(R) are exercised or expire, the value of your units may be adversely affected by the value of the LEAPS(R). However, if the LEAPS(R) are not exercised and you hold your units until the trust's scheduled termination date, the LEAPS(R) will expire and the trust's portfolio will consist of only cash or securities or a combination of each.

  If you sell or redeem your units before the LEAPS(R) are exercised, or if the trust terminates prior to its scheduled termination date and the LEAPS(R) have not been exercised, you may not realize any appreciation in the value of the Stocks because even if the Stocks appreciate in value, that appreciation may be more than fully, fully or partly offset by an increase in value in the LEAPS(R). The value of the LEAPS(R) is deducted from the value of the trust's assets when determining the value of a unit. If the Stocks decline in price, your loss may be greater than it would be if there were no LEAPS(R) because the value of the LEAPS(R) is a


16     Understanding Your Investment
reduction to the value of the Stocks when calculating the value of a unit. An increase in value of the LEAPS(R), an obligation of the trust to sell or deliver the Stocks at the strike price if the LEAPS(R) are exercised by the option holder, will reduce the value of the Stocks in the trust, below the value of the Stocks that would otherwise be realizable if the Stocks were not subject to the LEAPS(R). You should note that even if the price of a Stock does not change, if the value of a LEAPS(R) increases (for example, based on increased volatility of a Stock) your unit will lose value.

  The value of the LEAPS(R) reduces the value of your units. As the value of the LEAPS(R) increases, it has a more negative impact on the value of your units. The value of the LEAPS(R) will also be affected by changes in the value and dividend rates of the Stocks, an increase in interest rates, a change in the actual and perceived volatility of the stock market and the Stocks and the remaining time to expiration. Additionally, the value of a LEAPS(R) does not increase or decrease at the same rate as the underlying Stocks (although they generally move in the same direction). However, as a LEAPS(R) approaches its expiration date, its value increasingly moves with the price of the Stock subject to the LEAPS(R).

  The strike price for each LEAPS(R) held by the trust may be adjusted downward before the LEAPS(R) expiration triggered by certain corporate events affecting that Stock. The OCC generally does not adjust option strike prices to reflect ordinary dividends paid on the related Stock but may adjust option strike prices to reflect certain corporate events affecting the related Stock such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the strike price of an option could reduce the trust's capital appreciation potential on the related Stock.

  If the value of the underlying Stocks exceeds the strike price of the LEAPS(R), it is likely that the option holder will exercise their right to purchase the Stock subject to the LEAPS(R) from the trust. As the LEAPS(R) may be exercised on any business day prior to their expiration, Stocks may be sold to the option holders of the LEAPS(R) prior to the termination of the trust. If this occurs, distributions from the trust will be reduced by the amount of the dividends which would have been paid by Stocks sold from the trust. As discussed under "Understanding Your Investment--Taxes", the sale of Stocks from the trust will likely result in capital gains to unit holders, which may be short-term depending on the holding period of the Stocks. In addition, the sale of Stocks may, in certain circumstances, result in the early termination of the trust.

  U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are direct obligations of the United States which are backed by the full faith and credit of the United States. The value of the Treasury Obligations will be adversely affected by decreases in bond prices and increases in interest rates. Certain Treasury Obligations may have been purchased at prices of less than their par value at maturity, indicating a market discount. Other Treasury Obligations may have been purchased at prices greater than their par value at maturity, indicating a market premium. The coupon interest rate of Treasury Obligations purchased at a market discount was lower than current market interest rates of newly issued bonds of comparable rating and type and the coupon interest rate of Treasury Obligations purchased at a market premium was higher than current market interest rates of newly issued bonds of comparable rating and type. Generally, the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease.
Conversely, if interest


                                            Understanding Your Investment     17
rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium.

  SECTOR CONCENTRATION RISK. Sector concentration risk is the risk that the value of your trust is more susceptible to fluctuations based on factors that impact a particular sector because the portfolio concentrates in companies within that sector. A portfolio "concentrates" in a sector when securities issued by companies in a particular sector make up 25% or more of the portfolio. Refer to the "Principal Risks" in the "Investment Summary" section in this prospectus for sector concentrations.

  SMALL AND MID-SIZE COMPANIES. The trust may invest in securities issued by small and mid-size companies. The share prices of these companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

  LEGISLATION/LITIGATION. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the trust. In addition, litigation regarding any of the issuers of the securities or of the industries represented by these issuers may negatively impact the share prices of these securities. No one can predict what impact any pending or threatened litigation will have on the share prices of the securities.

  LIQUIDITY RISK. Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. No one can guarantee that a liquid trading market will exist for any security.

  NO FDIC GUARANTEE. An investment in the trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940. We created the trust under a trust agreement between Advisors Asset Management, Inc. (as depositor/sponsor, evaluator and supervisor) and The Bank of New York Mellon (as trustee). To create your trust, we deposited securities with the trustee (or contracts to purchase securities along with an irrevocable letter of credit or other consideration to pay for the securities). In exchange, the trustee delivered units of your trust to us.
Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates. At the close of the New York Stock Exchange on the trust's inception date, the number of units may be adjusted so that the public offering price per unit equals $10. The number of units and fractional interest of each unit in the trust will increase or decrease to the extent of any adjustment.

  CHANGING YOUR PORTFOLIO.  Your trust is not a managed fund.  Unlike a managed
fund, we designed your portfolio to remain relatively fixed.   Your trust will
generally buy and sell securities:

  *  to pay expenses,

  *  to issue additional units or redeem units,

  *  in limited circumstances to protect the trust,


18     Understanding Your Investment

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as permitted by the trust agreement.

  Stocks may also be called pursuant to the LEAPS(R) prior to the trust's mandatory termination date. When your trust sells securities, the composition and diversification of the securities in the portfolio may be altered. If a public tender offer has been made for a security or a merger, acquisition or similar transaction has been announced affecting a security, the trustee may either sell the security or accept a tender offer if the supervisor determines that the action is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. If an offer by the issuer of any of the portfolio securities or any other party is made to issue new securities, or to exchange securities, for trust portfolio securities, the trustee will at the direction of the sponsor, vote for or against, or accept or reject, any offer for new or exchanged securities or property in exchange for a trust portfolio security. If any such issuance, exchange or substitution occurs (regardless of any action or rejection by a trust), any securities and/or property received will be deposited into the trust and will be promptly sold by the trustee pursuant to the sponsor's direction, unless the sponsor advises the trustee to keep such securities or property. If any contract for the purchase of securities fails, the sponsor will refund the cash and sales fee attributable to the failed contract to unitholders on or before the next distribution date unless substantially all of the moneys held to cover the purchase are reinvested in substitute securities in accordance with the trust agreement. The sponsor may direct the reinvestment of security sale proceeds if the sale is the direct result of serious adverse credit factors which, in the opinion of the sponsor, would make retention of the securities detrimental to the trust. In such a case, the sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the trust's inception date. The sponsor may also instruct the trustee to take action necessary to ensure that the portfolio continues to satisfy the qualifications of a regulated investment company.

  We will increase the size of your trust as we sell units. When we create additional units, we will seek to replicate the existing portfolio. Any additional Stocks deposited will be subject to the LEAPS(R) with the same terms as the LEAPS(R) initially deposited. When your trust buys securities, it may pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in security prices between the time we create units and the time your trust buys the securities. When your trust buys or sells securities, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with us, your trust or the trustee.

  Pursuant to an exemptive order, your trust may be able to purchase securities from other trusts that we sponsor when we create additional units. Your trust may also be able to sell securities to other trusts that we sponsor to satisfy unit redemption, pay deferred sales charges or expenses, in connection with periodic tax compliance or in connection with the termination of your trust. The exemption may enable each trust to eliminate commission costs on these transactions. The price for those securities will be the closing price on the sale date on the exchange where the securities are principally traded as certified by us to the trustee.

  AMENDING THE TRUST AGREEMENT. The sponsor and the trustee can change the trust agreement without your consent to correct any provision


                                            Understanding Your Investment     19
that may be defective or to make other provisions that will not materially adversely affect your interest (as determined by the sponsor and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate on the termination date set forth under "Essential Information" in the "Investment Summary" section of this prospectus. The trustee may terminate your trust early if the value of the trust is less than 40% of the original value of the securities in the trust at the time of deposit. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. The trustee will liquidate the trust in the event that a sufficient number of units not yet sold to the public are tendered for redemption so that the net worth of the trust would be reduced to less than 40% of the value of the securities at the time they were deposited in the trust. If this happens, we will refund any sales charge that you paid.

  The scheduled mandatory termination date set forth under "Essential Information" in the "Investment Summary" section will be subsequent to the expiration of the LEAPS(R). If the LEAPS(R) are exercised prior to the expiration, the trust will receive cash; if the LEAPS(R) are not exercised, the trust will continue to hold the Stocks in the portfolio. If the trust is terminated early, the trustee will either sell the Stocks subject to LEAPS(R) or enter into a closing purchase transaction as a result of which the LEAPS(R) will be cancelled and then sell the underlying Stocks.

  You will receive your final distribution within a reasonable time following liquidation of all the securities after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units.

  THE SPONSOR. The sponsor of the trust is Advisors Asset Management, Inc. We are a broker-dealer specializing in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. Our headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132. You can contact our unit investment trust division at 8100 East 22nd Street North, Building 800, Suite 102, Wichita, Kansas 67226 or by using the contacts listed on the back cover of this prospectus. AAM is a registered broker-dealer and investment adviser, a member of the Financial Industry Regulatory Authority, Inc. (FINRA) and Securities Investor Protection Corporation (SIPC) and a registrant of the Municipal Securities Rulemaking Board
(MSRB). If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust.

  We and your trust have adopted a code of ethics requiring our employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

  The sponsor or an affiliate may use the list of securities in the trust in its independent capacity (which may include acting as an investment adviser or broker-dealer) and distribute this information to various individuals and entities. The sponsor or an affiliate may recommend or effect transactions in the securities. This may also have an impact on the price your trust pays for the securities and the price received upon unit


20     Understanding Your Investment
redemption or trust termination. The sponsor may act as agent or principal in connection with the purchase and sale of securities, including those held by the trust, and may act as a specialist market maker in the securities. The sponsor may also issue reports and make recommendations on the securities in the trust. The sponsor or an affiliate may have participated in a public offering of one or more of the securities in the trust. The sponsor, an affiliate or their employees may have a long or short position in these securities or related securities. An officer, director or employee of the sponsor or an affiliate may be an officer or director for the issuers of the securities.

  THE TRUSTEE. The Bank of New York Mellon is the trustee of your trust. Its principal unit investment trust division office is located at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. You can contact the trustee by calling the telephone number on the back cover of this prospectus or by writing to its unit investment trust office. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying us and investors.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. These distribution firms each receive part of the sales fee when they sell units. During the initial offering period, the broker-dealer concession or agency commission for broker-dealers and other firms is 2.00% of the public offering price per unit at the time of the transaction. The broker-dealer concession or agency commission is 65% of the sales fee for secondary market sales. No broker-dealer concession or agency commission is paid to broker-dealers, investment advisers or other selling firms in connection with unit sales in Fee Accounts subject to a Wrap Fee.

  Broker-dealers and other firms that sell units of certain unit investment trusts for which AAM acts as sponsor are eligible to receive additional compensation for volume sales. The sponsor offers two separate volume concession structures for certain trusts that are referred to as "Volume Concession A" and "Volume Concession B." The trusts offered in this prospectus are Volume Concession A trusts. Broker-dealers and other firms that sell units of any Volume Concession A trust are eligible to receive the additional compensation described below. Such payments will be in addition to the regular concessions paid to firms as set forth in the applicable trust's prospectus.

  The additional concession for sales in a calendar month is based on total initial offering period sales of all Volume Concession A trusts during the 12-month period through the end of the preceding calendar month as set forth in the following table:

       INITIAL OFFERING PERIOD SALES                  VOLUME
          IN PRECEDING 12 MONTHS                    CONCESSION
     ---------------------------------------------------------

     $25,000,000 but less than $100,000,000           0.035%
     $100,000,000 but less than $150,000,000          0.050
     $150,000,000 but less than $250,000,000          0.075
     $250,000,000 but less than $1,000,000,000        0.100
     $1,000,000,000 but less than $5,000,000,000      0.125
     $5,000,000,000 but less than $7,500,000,000      0.150
     $7,500,000,000 or more                           0.175

  We will pay these amounts out of our own assets within a reasonable time following each calendar month.

  The volume concessions will be paid on units of all Volume Concession A trusts sold in the initial offering period, except as described below. For a trust to be eligible for this additional Volume Concession A compensation, the trust's prospectus must include disclosure related to the additional Volume Concession A compensation; a


                                            Understanding Your Investment     21
trust is not eligible for additional Volume Concession A compensation if the prospectus for such trust does not include disclosure related to the additional Volume Concession A compensation. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions subject to the policies of the related selling firm. Secondary market sales of all unit trusts are excluded for purposes of these volume concessions.

  Any sales fee discount is borne by the broker-dealer or selling firm out of the broker-dealer concession or agency commission. We reserve the right to change the amount of compensation paid to selling firms from time to time. Some broker-dealers and other selling firms may limit the compensation they or their representatives receive in connection with unit sales. As a result, certain broker-dealers and other selling firms may waive or refuse payment of all or a portion of the regular concession or agency commission and/or volume concession described above and instruct the sponsor to retain such amounts rather than pay or allow the amounts to such firm.

  We currently provide, at our own expense and out of our own profits, additional compensation and benefits to broker-dealers who sell units of this trust and our other products. This compensation is intended to result in additional sales of our products and/or compensate broker-dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of our products by the intermediary or its agents, the placing of our products on a preferred or recommended product list and access to an intermediary's personnel. We may make these payments for marketing, promotional or related expenses, including, but not limited to, expenses of entertaining retail customers and financial advisors, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary's representatives or offices, obtaining shelf space in broker-dealer firms and similar activities designed to promote the sale of our products. We make such payments to a substantial majority of intermediaries that sell our products. We may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating unit sales, such as the costs of developing or purchasing trading systems to process unit trades. Payments of such additional compensation described in this paragraph and the volume concessions described above, some of which may be characterized as "revenue sharing," may create an incentive for financial intermediaries and their agents to sell or recommend our products, including this trust, over other products. These arrangements will not change the price you pay for your units.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. The amount of


22     Understanding Your Investment
our profit or loss on the initial deposit of securities into the trust is shown in the "Notes to Portfolio."

                                      TAXES

  This section summarizes some of the main U.S. federal income tax consequences of owning units of the trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

  This federal income tax summary is based in part on the advice of counsel to the sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in your trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

  As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

  TRUST STATUS. Your trust intends to qualify as a "regulated investment company" under the federal tax laws. If your trust qualifies as a regulated investment company and distributes its income as required by the tax law, your trust generally will not pay federal income taxes. If your trust invests in a partnership, an adverse federal income tax audit of that partnership could result in the trust being required to pay federal income tax or pay a deficiency dividend (without having received additional cash).

  DISTRIBUTIONS. Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your trust's distributions into three categories, ordinary income distributions, capital gain dividends and return of capital. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from your trust may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your units. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. Note that the presence of covered call options in the portfolio may reduce the amount of dividends that would otherwise be treated as capital gain dividends. In addition, your trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. A return of capital, although not initially taxable to you, will result in a reduction in the basis in your units and subsequently result in higher levels of taxable capital gains in the future. In addition, if the non-dividend distribution exceeds your basis in your units, you will have long-term or short-term gain depending upon your holding period. The tax status of your distributions from your trust is not affected by whether you reinvest your distributions in additional units or receive them in cash. The income from your trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had


                                            Understanding Your Investment     23
received them on December 31 of the previous year. Income from your trust may also be subject to a 3.8 percent "medicare tax." This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

  OPTIONS. As part of its portfolio, your trust may write one or more call options on certain stock or stock indexes. Generally premiums for writing options are not taxable when received, but instead are taxed when the option expires, is exercised or is deemed to be sold. Thus, the amounts of the premiums will generally be taken into account at that time in determining the amount of dividends to be paid to the unitholder. These amounts may be part of the dividends taxed as ordinary income or those taxed as long-term capital gain, depending on the circumstances. Further, the trust's transaction in options will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by your trust (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may affect the amount of dividends which may be taken into account as a dividend which is eligible for the capital gains tax rates, may accelerate recognition of income to the trust and may defer trust losses. These rules could, therefore, affect the character, amount and timing of distributions to unitholders. These provisions also (a) may require your trust to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause your trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a regulated investment company and for avoiding excise taxes.

  DIVIDENDS RECEIVED DEDUCTION. A corporation that owns units generally will not be entitled to the dividends received deduction with respect to many dividends received from your trust because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on units that are attributable to qualifying dividends received by your trust from certain corporations may be reported by the trust as being eligible for the dividends received deduction. The presence of covered call options in the portfolio may reduce the amount of dividends that are treated as qualifying dividends.

  SALE OR REDEMPTION OF UNITS.      If you sell or redeem your units, you will
generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your units from the amount you receive in the transaction. Your tax basis in your units is generally equal to the cost of your units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your units.

  CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS. If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some portion of your capital gain dividends may be subject to higher maximum marginal stated federal income tax rates. Some portion of your capital gain dividends may be attributable to the trust's interest in a master limited partnership which may be subject to a maximum marginal stated federal income tax rate of 28%, rather than the rates set forth above. In addition, capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with


24     Understanding Your Investment
some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum stated tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 28% tax rate or the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the "medicare tax" described above.

  Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your units to determine your holding period. However, if you receive a capital gain dividend from your trust and sell your unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

  Ordinary income dividends received by an individual unitholder from a regulated investment company such as your trust are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by your trust itself. Distributions with respect to shares in real estate investment trusts are qualifying dividends only in limited circumstances. Further, the presence of covered call options in the portfolio may reduce the amount of dividends that are eligible for capital gains tax rates. Your trust will provide notice to its unitholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

  IN-KIND DISTRIBUTIONS. Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of trust securities when you redeem units or when your trust terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

  ROLLOVERS AND EXCHANGES. If you elect to have your proceeds from your trust rolled over into a future trust, the exchange would generally be considered a sale for federal income tax purposes.

  TREATMENT OF TRUST EXPENSES. Expenses incurred and deducted by your trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these trust expenses as income.
You may not be able to deduct some or all of these expenses.

  FOREIGN TAX CREDIT. If your trust invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your trust paid to other countries. In this case, dividends taxed to you will include your share of the taxes your trust paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

  INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS.   If your trust holds an equity
interest in any "passive foreign investment companies" ("PFICs"),


                                            Understanding Your Investment     25
which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the trust could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its unitholders. Your trust will not be able to pass through to its unitholders any credit or deduction for such taxes. Your trust may be able to make an election that could ameliorate these adverse tax consequences. In this case, your trust would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, your trust might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.

  FOREIGN INVESTORS. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from your trust will be characterized as dividends for federal income tax purposes (other than dividends which your trust properly reports as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from your trust that are properly reported by your trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that your trust makes certain elections and certain other conditions are met. Distributions from your trust that are properly reported by the trust as an interest-related dividend attributable to certain interest income received by the trust or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the trust may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the trust makes certain elections and certain other conditions are met. In addition, distributions in respect of units may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and
(ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners. Dispositions of units by such persons may be subject to such withholding after December 31, 2018. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Fees and Expenses" section of the "Investment Summary" in this prospectus shows the estimated amount of these expenses.

  The sponsor will receive a fee from your trust for creating and developing the trust,


26     Understanding Your Investment
including determining the trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. This "creation and development fee" is a charge of $0.05 per unit. The trustee will deduct this amount from your trust's assets as of the close of the initial offering period. No portion of this fee is applied to the payment of distribution expenses or as compensation for sales efforts. This fee will not be deducted from proceeds received upon a repurchase, redemption or exchange of units before the close of the initial public offering period.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor, evaluator and sponsor for providing portfolio supervisory services, for evaluating your portfolio and for providing bookkeeping and administrative services. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all of our unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and the sponsor, legal fees and expenses and expenses incurred in contacting you. Your trust may pay the costs of updating its registration statement each year. The trustee will generally pay trust expenses from distributions received on the securities but in some cases may sell securities to pay trust expenses.

                                     EXPERTS

  LEGAL MATTERS. Chapman and Cutler LLP acts as counsel for the trust and has given an opinion that the units are validly issued. Dorsey & Whitney LLP acts as counsel for the trustee.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Grant Thornton LLP, independent registered public accounting firm, audited the statement of financial condition and the portfolio included in this prospectus.

                             ADDITIONAL INFORMATION

  This prospectus does not contain all the information in the registration statement that your trust filed with the Securities and Exchange Commission. The Information Supplement, which was filed with the Securities and Exchange Commission, includes more detailed information about the securities in your portfolio, investment risks and general information about your trust. You can obtain the Information Supplement by contacting us or the Securities and Exchange Commission as indicated on the back cover of this prospectus. This prospectus incorporates the Information Supplement by reference (it is legally considered part of this prospectus).



                                            Understanding Your Investment     27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SPONSOR AND UNITHOLDERS
ADVISORS DISCIPLINED TRUST 1861

Opinion on the financial statements

We have audited the accompanying statement of financial condition, including the trust portfolio on pages 5, 6, 7 and 8 of Advisors Disciplined Trust 1861 (the "Trust") as of April 10, 2018, the initial date of deposit, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of April 10, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of Advisors Asset Management, Inc., the Sponsor. Our responsibility is to express an opinion on the Trust's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of cash or irrevocable letter of credit deposited for the purchase of securities as shown in the statement of financial condition as of April 10, 2018 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audit provides a reasonable basis for our opinion.

/S/ GRANT THORNTON LLP

We have served as the auditor of one or more of the unit investment trusts, sponsored by Advisors Asset Management, Inc. and its predecessor since 2003.

Chicago, Illinois
April 10, 2018





28     Understanding Your Investment

ADVISORS DISCIPLINED TRUST 1861

STATEMENT OF FINANCIAL CONDITION AS OF APRIL 10, 2018
-----------------------------------------------------------------------------------------------------------

  INVESTMENT IN SECURITIES
  Contracts to purchase underlying securities (1)(2) . . . . . . . . . . . . . . . . . . . . . . $  490,153
  Accrued interest to first settlement date (1)  . . . . . . . . . . . . . . . . . . . . . . . .         96
                                                                                                 ----------
      Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  490,249
                                                                                                 ==========

  LIABILITIES AND INTEREST OF INVESTORS
  Liabilities:
    Market value of call options (LEAPS(R)) (1)  . . . . . . . . . . . . . . . . . . . . . . . . $   38,789
    Accrued interest payable to sponsor (1)  . . . . . . . . . . . . . . . . . . . . . . . . . .         96
    Organization costs (3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,212
    Deferred sales fee (4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10,156
    Creation and development fee (4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,257
                                                                                                 ----------
                                                                                                     53,510
                                                                                                 ----------

  Interest of investors:
    Cost to investors (5)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    451,364
    Less: initial sales fee (4)(5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          -
    Less: deferred sales fee, creation and development fee and organization costs (3)(4)(5)  . .     14,625
                                                                                                 ----------
    Net interest of investors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    436,739
                                                                                                 ----------
        Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $  490,249
                                                                                                 ==========

  Number of units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45,136
                                                                                                 ==========

  Net asset value per unit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    9.676
                                                                                                 ==========


(1) Aggregate cost of the securities is based on the closing sale price evaluations as determined by the evaluator. The trustee will advance the amount of net interest accrued to the first settlement date to the trust for distribution to the sponsors as unitholders of record as of such date. The liability for the LEAPS(R) are based on their aggregate underlying value.
(2) Cash or an irrevocable letter of credit has been deposited with the trustee covering the funds (aggregating $550,000) necessary for the purchase of securities in the trust represented by purchase contracts.
(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing and offering the trust. These costs have been estimated at $0.049 per unit for the trust. A distribution will be made as of the earlier of the close of the initial offering period or six months following the trust's inception date to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent the actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be reimbursed to the sponsor and deducted from the assets of the trust.
(4) The total sales fee consists of an initial sales fee, a deferred sales fee and a creation and development fee. The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the total creation and development fee. On the inception date, the total sales fee is 2.75% of the public offering price per unit. The deferred sales fee is equal to $0.225 per unit and the creation and development fee is equal to $0.05 per unit.
(5) The aggregate cost to investors includes the applicable sales fee assuming no reduction of sales fees.


                                            Understanding Your Investment     29

CONTENTS

INVESTMENT SUMMARY
-----------------------------------------------------------------------

A concise description        2     Investment Objective
of essential information     2     Principal Investment Strategy
about the portfolio          2     Principal Risks
                             4     Who Should Invest
                             4     Essential Information
                             4     Fees and Expenses
                             5     Portfolio

UNDERSTANDING YOUR INVESTMENT
-----------------------------------------------------------------------

Detailed information to      9     The Covered Call Strategy
help you understand         10     How to Buy Units
your investment             14     How to Sell Your Units
                            15     Distributions
                            16     Investment Risks
                            18     How the Trust Works
                            23     Taxes
                            26     Expenses
                            27     Experts
                            27     Additional Information
                            28     Report of Independent Registered
                                   Public Accounting Firm
                            29     Statement of Financial Condition

WHERE TO LEARN MORE
-----------------------------------------------------------------------

You can contact us for             VISIT US ON THE INTERNET
free information about             http://www.AAMlive.com
this and other investments,        CALL ADVISORS ASSET
including the Information          MANAGEMENT, INC.
Supplement                         (877) 858-1773
                                   CALL THE BANK OF NEW YORK MELLON
                                   (800) 848-6468

ADDITIONAL INFORMATION
-----------------------------------------------------------------------

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information including the Information Supplement (a duplication fee may be required):

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C.  20549
  VISIT:   http://www.sec.gov
           (EDGAR Database)
  CALL:    1-202-551-8090
           (only for information on the operation of the Public Reference Section)

REFER TO:
  ADVISORS DISCIPLINED TRUST 1861
  Securities Act file number:  333-222248
  Investment Company Act file number:  811-21056






                                 INCOME QUALITY
                             COVERED CALL PORTFOLIO,
                                 SERIES 2018-2Q


                                   PROSPECTUS



                                 APRIL 10, 2018















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